UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22795

First Trust Intermediate Duration Preferred & Income Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

First Trust
Intermediate Duration Preferred & Income Fund (FPF)
Semi-Annual Report
For the Six Months Ended
April 30, 2021

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Semi-Annual Report
April 30, 2021
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Intermediate Duration Preferred & Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and Stonebridge are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Intermediate Duration Preferred & Income Fund (FPF)
Semi-Annual Letter from the Chairman and CEO
April 30, 2021
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust Intermediate Duration Preferred & Income Fund (the “Fund”), which contains detailed information about the Fund for the six months ended April 30, 2021.
I would like to begin my remarks by saying that this is a time for all of us to be thankful. It is astounding to me that our scientists and extended health care community successfully discovered, developed, and distributed multiple effective vaccines to treat the coronavirus (“COVID-19”) in the span of just 15 months. Suffice it to say that we are witnessing history in the making. We even received some good news recently with respect to wearing masks in public, a polarizing act for many politicians and Americans. The Centers for Disease Control and Prevention released a new set of guidelines in mid-May for those individuals who have been fully vaccinated. It essentially says fully vaccinated Americans can quit wearing their masks outdoors (even in crowds), in most indoor settings, and can drop social distancing altogether. This is a big step towards expediting the reopening of the U.S. economy.
For those who may not know, we subscribe to the buy-and-hold philosophy of investing here at First Trust Advisors L.P., even though it means enduring lots of tough times. While the notion of being able to time the market is seductive on its face, very few investors are skilled enough to make it work over time. I can think of no better example than the COVID-19 pandemic. The degree of uncertainty surrounding the onset of the virus alone was enough to make the average investor want to run for cover. And if that was not enough, the 33.8% plunge in the S&P 500® Index (the “Index”) from February 19, 2020, through March 23, 2020 (23 trading days) was a real gut check for most of us. But a funny thing happened on the way to another potential collapse of the market − it did not happen. In fact, thanks to the U.S. Federal government stepping up with trillions of dollars of timely fiscal and monetary support, the stock market roared. From March 23, 2020 through May 14, 2021, the Index posted a total return of 90.14%, according to Bloomberg. What a shame for those investors who may have moved some, or all, of their capital out of equities. What looked like a great time to de-risk turned out to be just the opposite.
The overall climate for investing looks bright for a few reasons. First, U.S. real gross domestic product (“GDP”) growth is expected to grow by 6.4% year-over-year in 2021, according to the International Monetary Fund. The last time the U.S. economy grew that fast was in 1984, when real GDP growth reached 7.2%. Second, corporate earnings are expected to recover from their 2020 slide. Bloomberg’s consensus year-over-year earnings growth rate estimates for the Index for 2021 and 2022 were 33.17% and 12.87%, respectively, as of May 14, 2021. That is a significant rebound from the 12.44% decline in earnings in 2020. Third, inflation is rising, and that is exactly what the Federal Reserve has been wanting for some time. Central banks around the world have spent years battling deflationary pressures, so a little bit of inflation is welcome at this stage of the recovery. Lastly, the U.S. labor market is robust despite the talk about the millions of people who lost their jobs in the COVID-19 pandemic and are living off unemployment benefits. As of March 31, 2021, there were 8.12 million job openings in the U.S., the highest total since record-keeping began in December 2000, according to the Bureau of Labor Statistics. We need to get people back to work.
While it seems fashionable to sell fear these days, we choose to follow the data. Remember, the Index has never failed to fully recoup the losses sustained in a market correction or bear market. Stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Intermediate Duration Preferred & Income Fund (FPF)
“AT A GLANCE”
As of April 30, 2021 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FPF
Common Share Price	$24.73
Common Share Net Asset Value (“NAV”)	$24.61
Premium (Discount) to NAV	0.49%
Net Assets Applicable to Common Shares	$1,495,313,156
Current Distribution per Common Share(1)	$0.1275
Current Annualized Distribution per Common Share	$1.5300
Current Distribution Rate on Common Share Price(2)	6.19%
Current Distribution Rate on NAV(2)	6.22%
Common Share Price & NAV (weekly closing price)

Performance
			Average Annual Total Returns
	6 Months Ended 4/30/21	1 Year Ended 4/30/21	5 Years Ended 4/30/21	Inception (5/23/13) to 4/30/21
Fund Performance(3)
NAV	12.21%	27.38%	9.48%	8.70%
Market Value	18.51%	29.43%	9.53%	8.15%
Index Performance
ICE BofA Fixed Rate Preferred Securities Index	4.38%	10.65%	5.92%	5.81%
ICE BofA U.S. Capital Securities Index	3.78%	12.24%	6.83%	5.86%
Blended Index(4)	4.09%	11.46%	6.39%	5.86%

(1)	Most recent distribution paid or declared through 4/30/2021. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 4/30/2021. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(4)	The Blended Index consists of the following: ICE BofA Fixed Rate Preferred Securities Index (50%) and ICE BofA U.S. Capital Securities Index (50%). The Blended Index was added to reflect the diverse allocation of institutional preferred and hybrid securities in the Fund’s Portfolio. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indexes are unmanaged and an investor cannot invest directly in an index. The Blended Index returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 50-50 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Index for each period shown above.

First Trust Intermediate Duration Preferred & Income Fund (FPF)
“AT A GLANCE” (Continued)
As of April 30, 2021 (Unaudited)
Industry Classification	% of Total Investments
Banks	41.0%
Insurance	17.3
Capital Markets	8.9
Oil, Gas & Consumable Fuels	6.9
Food Products	5.0
Electric Utilities	4.7
Trading Companies & Distributors	2.7
Diversified Financial Services	2.5
Multi-Utilities	2.4
Diversified Telecommunication Services	2.1
Energy Equipment & Services	1.2
Transportation Infrastructure	1.2
Mortgage Real Estate Investment Trusts	1.1
Real Estate Management & Development	0.7
Gas Utilities	0.6
Equity Real Estate Investment Trusts	0.6
Wireless Telecommunication Services	0.4
Independent Power & Renewable Electricity Producers	0.4
Thrifts & Mortgage Finance	0.3
Total	100.0%

Top Ten Holdings	% of Total Investments
Emera, Inc., Series 16-A	2.5%
AerCap Holdings N.V.	2.0
Barclays PLC	1.8
Credit Agricole S.A.	1.7
Land O’Lakes, Inc.	1.7
Wells Fargo & Co., Series L	1.6
Credit Suisse Group AG	1.4
Enbridge, Inc.	1.4
Societe Generale S.A.	1.4
Nordea Bank Abp	1.3
Total	16.8%
Credit Quality(5)	% of Total Fixed-Income Investments
A	0.4%
A-	0.3
BBB+	11.5
BBB	23.0
BBB-	23.8
BB+	24.5
BB	7.8
BB-	2.5
B+	1.3
B	0.6
Not Rated	4.3
Total	100.0%

Fund Allocation	% of Net Assets
Capital Preferred Securities	103.1%
$25 Par Preferred Securities	28.8
$100 Par Preferred Securities	3.9
$1,000 Par Preferred Securities	3.7
Foreign Corporate Bonds and Notes	1.3
$1,000,000 Par Preferred Securities	1.1
Corporate Bonds and Notes	0.5
Reverse Repurchase Agreements	(6.7)
Outstanding Loans	(37.3)
Net Other Assets and Liabilities(6)	1.6
Total	100.0%

(5)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
(6)	Includes swap contracts.

Portfolio Commentary
First Trust Intermediate Duration Preferred & Income Fund (FPF)
Semi-Annual Report
April 30, 2021 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Intermediate Duration Preferred & Income Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) is the sub-advisor to the Fund and is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred and hybrid securities.
Stonebridge Advisors LLC Portfolio Management Team
Scott T. Fleming – Chief Executive Officer and President
Robert Wolf – Chief Investment Officer, Senior Vice President and Senior Portfolio Manager
Eric Weaver – Senior Vice President, Chief Strategist and Portfolio Manager
Commentary
Market Recap
The six-month period ended April 30, 2021 was positive for the preferred and hybrid securities market across all market segments due to the global rollout of multiple coronavirus (“COVID-19”) vaccines and the subsequent economic recovery. These developments, along with continued monetary policy support and additional fiscal stimulus measures, led to increased inflation expectations and the steepening of the US Treasury curve. Spreads tightened across the preferred and hybrid securities market and higher beta securities outperformed as yields compressed between non-investment grade (“non-IG”) and investment grade (“IG”) securities. The move higher in longer term rates weighed on longer duration securities within the preferred and hybrid securities market during the latter part of the period, but this was more than offset by income and yield spread tightening. Also, positive fund flows and an uptick in redemptions helped to support secondary prices during the period. For the fiscal year to date, non-IG institutional securities were the top performing segment of the preferred and hybrid securities market, returning 9.72%. European bank contingent convertible capital securities (“CoCos”), which are a subset of the institutional market, were the second best performing segment, returning 6.70%, while the exchange-traded $25 par retail market and IG institutional market both performed similarly, returning 4.75% and 4.72%, respectively, during the period.
Performance Analysis
For the six-month period ended April 30, 2021, the Fund produced a total return of 18.51% based on market price and 12.21% based on net asset value (“NAV”), outperforming the return of the Fund’s benchmark, which is a 50/50 blend of the ICE BofA Fixed Rate Preferred Securities Index (“P0P1”) and the ICE BofA U.S. Capital Securities Index (“C0CS”), of 4.09%. During the period, leverage as a percentage of total adjusted net assets for the Fund remained fairly steady, ending the period at 30.56% and contributing approximately 3.97% to Fund performance. The Fund also employed an interest rate swap hedging strategy which benefited from the rising interest rate environment and resulted in a 0.09% contribution to Fund performance.
The announcement of multiple viable COVID-19 vaccines and the associated improvement in economic growth expectations contributed to the outperformance of non-IG securities during the period. In particular, the Fund benefited from its exposure to U.S. pipelines and aircraft lessors, which both returned over 30% during the six-month period ended April 30, 2021. These were high conviction holdings in the Fund due to their strong credit fundamentals and valuations entering the period. Stonebridge continues to believe that these industries have the potential for further upside given current valuations.
Another market segment that benefited from the re-opening trade, as well as from the BREXIT deal that was signed between the United Kingdom and the European Union late in the fourth quarter of 2020, was non-U.S. bank additional tier-1 CoCos. These holdings returned nearly 7.5% for the Fund during the period, with outperformance within the United Kingdom, Spanish, Italian and Mexican banks in particular. Furthermore, when the interest rate curve steepened significantly during the first quarter of 2021, these securities managed to outperform due to their low duration profile, variable rate structures and relatively wide spreads. Non-U.S. bank issuers largely beat earnings expectations during the period, increasing capital cushions while still providing attractive income and rate protection for the Fund.
The Fund continues to actively manage its exposure to $25 par retail securities, which were a significant contributor to the outperformance during the period. The Fund’s retail holdings returned over 8.80% during the period, led by issuers benefiting from the re-opening economy within pipelines and real estate investment trusts, as well as from actively trading and taking advantage of pricing

Portfolio Commentary (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
Semi-Annual Report
April 30, 2021 (Unaudited)
dislocations. We continue to believe that the retail market presents attractive relative valuation opportunities for the Fund, as prices tend to overshoot to the upside and downside depending on fund flows within the large, passive exchange-traded funds that dominate that market.
Other areas of outperformance for the Fund during the same period included newly issued securities and floaters. Due to security selection, the Fund managed to outperform the benchmark by 2.5% within securities issued in the fourth quarter of 2020 and by 2.7% in securities issued in the first quarter of 2021. This continues to be an area of significant alpha generation for the Fund. Also, the Fund’s allocation to floating rate securities, which are not held in the benchmark, benefited from the increase in Treasury yields as well as spread tightening during the period. Overall, this was a very strong period for the Fund and there were no notable areas of relative underperformance.
Market and Fund Outlook
With the recent rise in interest rates, we believe active management has been beneficial to investors and will continue to have an important role in portfolio positioning and Fund performance for the remainder of the year. Increased fiscal and monetary support, both in the U.S. and globally, may speed up the economic recovery, which should continue to support credit spread tightening in the preferred and hybrid securities market. It may also lead to a further rise in rates, and as a result, we believe that actively managing portfolios, including positioning in a higher percentage of variable-rate securities, will be advantageous. We favor securities on the 2-5-year part of the curve and have increased weightings in high reset variable-rate securities, while avoiding weaker reset structures on the front-end of the curve and low coupon fixed-rate securities. We also believe that the market will likely find technical support from investor inflows and limited net new supply as refinancing continues. Attractive valuations, combined with high yields and strong issuer credit fundamentals, will likely drive outperformance of preferred and hybrid securities compared to other fixed-income asset classes in the coming months, in our opinion.

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments
April 30, 2021 (Unaudited)
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES – 28.8%
	Banks – 5.6%
1,008	Atlantic Union Bankshares Corp., Series A	6.88%	(a)	$27,861
117,167	Bank of America Corp., Series LL	5.00%	(a)	3,193,973
426,080	Bank of America Corp., Series NN (b)	4.38%	(a)	10,818,171
334,484	Fifth Third Bancorp, Series A (b)	6.00%	(a)	8,897,274
56,961	First Midwest Bancorp, Inc., Series A (b)	7.00%	(a)	1,617,123
52,456	Fulton Financial Corp., Series A	5.13%	(a)	1,355,463
737,441	GMAC Capital Trust I, Series 2, 3 Mo. LIBOR + 5.79% (b) (c) (d)	5.98%	02/15/40	18,907,987
272,168	Pinnacle Financial Partners, Inc., Series B (b)	6.75%	(a)	7,541,775
1,285	Regions Financial Corp., Series A	6.38%	(a)	32,601
183,456	Regions Financial Corp., Series E	4.45%	(a)	4,531,363
438,536	Signature Bank, Series A	5.00%	(a)	11,248,449
57,102	Truist Financial Corp., Series R	4.75%	(a)	1,514,345
205,000	WesBanco, Inc., Series A (b) (e)	6.75%	(a)	5,885,550
278,658	Wintrust Financial Corp., Series E (b) (e)	6.88%	(a)	7,768,985
				83,340,920
	Capital Markets – 1.1%
103,953	Affiliated Managers Group, Inc. (c)	4.75%	09/30/60	2,664,315
196,334	Apollo Global Management, Inc., Series B (b)	6.38%	(a)	5,269,605
6,245	Brightsphere Investment Group, Inc.	5.13%	08/01/31	157,874
269,834	KKR Group Finance Co., IX LLC	4.63%	04/01/61	6,946,876
48,026	Legg Mason, Inc. (c)	5.45%	09/15/56	1,221,301
34,927	Oaktree Capital Group LLC, Series A (c)	6.63%	(a)	936,044
				17,196,015
	Diversified Financial Services – 0.9%
508,291	Equitable Holdings, Inc., Series A (b)	5.25%	(a)	13,256,229
	Diversified Telecommunication Services – 1.3%
248,508	AT&T, Inc., Series C (b)	4.75%	(a)	6,319,558
292,505	Qwest Corp. (c)	6.50%	09/01/56	7,464,728
217,759	Qwest Corp. (b) (c)	6.75%	06/15/57	5,694,398
				19,478,684
	Electric Utilities – 1.9%
245,850	Brookfield BRP Holdings Canada, Inc.	4.63%	(a)	6,088,475
5,971	SCE Trust III, Series H (e)	5.75%	(a)	151,663
120,245	SCE Trust IV, Series J (e)	5.38%	(a)	3,018,150
51,468	SCE Trust V, Series K (e)	5.45%	(a)	1,312,949
165,546	Southern (The) Co. (c)	4.95%	01/30/80	4,396,902
541,750	Southern (The) Co., Series C (c)	4.20%	10/15/60	13,630,430
				28,598,569
	Equity Real Estate Investment Trusts – 0.8%
5,710	American Homes 4 Rent, Series D	6.50%	(a)	144,235
43,462	American Homes 4 Rent, Series E	6.35%	(a)	1,103,065
173,153	Global Net Lease, Inc., Series A (c)	7.25%	(a)	4,628,380
17,466	National Storage Affiliates Trust, Series A	6.00%	(a)	465,469
206,195	Vornado Realty Trust, Series N (b)	5.25%	(a)	5,482,725
				11,823,874
	Food Products – 1.9%
489,213	CHS, Inc., Series 2 (b) (e)	7.10%	(a)	13,472,926
546,059	CHS, Inc., Series 3 (b) (e)	6.75%	(a)	15,043,925
				28,516,851

See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
April 30, 2021 (Unaudited)
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Gas Utilities – 0.4%
197,017	South Jersey Industries, Inc. (b) (c)	5.63%	09/16/79	$5,148,054
55,498	Spire, Inc., Series A (b)	5.90%	(a)	1,537,850
				6,685,904
	Independent Power & Renewable Electricity Producers – 0.3%
164,218	Brookfield Renewable Partners L.P., Series 17 (c)	5.25%	(a)	4,320,575
	Insurance – 7.8%
501,024	Aegon Funding Co., LLC (b) (c)	5.10%	12/15/49	13,131,839
582,860	American Equity Investment Life Holding Co., Series A (b) (e)	5.95%	(a)	16,051,964
247,925	American Equity Investment Life Holding Co., Series B (b) (e)	6.63%	(a)	6,956,775
193,648	AmTrust Financial Services, Inc.	7.25%	06/15/55	4,298,986
210,480	AmTrust Financial Services, Inc.	7.50%	09/15/55	4,651,608
63,510	Aspen Insurance Holdings Ltd. (c)	5.63%	(a)	1,679,840
343,285	Aspen Insurance Holdings Ltd. (b)	5.63%	(a)	8,928,843
262,085	Assurant, Inc. (b)	5.25%	01/15/61	6,890,215
224,190	Athene Holding Ltd., Series A (b) (c) (e)	6.35%	(a)	6,396,141
107,962	Athene Holding Ltd., Series C (b) (e)	6.38%	(a)	3,040,210
81,045	Axis Capital Holdings Ltd., Series E (b)	5.50%	(a)	2,062,595
184,720	CNO Financial Group, Inc. (c)	5.13%	11/25/60	4,714,054
584,250	Delphi Financial Group, Inc., 3 Mo. LIBOR + 3.19% (d)	3.39%	05/15/37	12,561,375
15,993	Enstar Group Ltd., Series D (c) (e)	7.00%	(a)	460,758
178,741	Global Indemnity Group LLC (c)	7.88%	04/15/47	4,690,164
143,132	National General Holdings Corp., Series C	7.50%	(a)	3,624,102
193,528	Phoenix Cos. (The), Inc.	7.45%	01/15/32	3,273,042
408,795	Prudential Financial, Inc. (c)	4.13%	09/01/60	10,493,768
41,567	Selective Insurance Group, Inc., Series B	4.60%	(a)	1,039,591
87,092	W.R. Berkley Corp. (c)	5.10%	12/30/59	2,293,132
238	W.R. Berkley Corp.	4.25%	09/30/60	6,024
				117,245,026
	Mortgage Real Estate Investment Trusts – 0.5%
23,458	AGNC Investment Corp., Series C (c) (e)	7.00%	(a)	603,574
221,445	AGNC Investment Corp., Series F (c) (e)	6.13%	(a)	5,319,109
77,579	Annaly Capital Management, Inc., Series F (e)	6.95%	(a)	1,964,300
				7,886,983
	Multi-Utilities – 2.0%
91,851	Algonquin Power & Utilities Corp. (b) (c) (e)	6.88%	10/17/78	2,535,088
89,578	Algonquin Power & Utilities Corp., Series 19-A (c) (e)	6.20%	07/01/79	2,483,102
208,075	Brookfield Infrastructure Partners L.P., Series 13 (c)	5.13%	(a)	5,349,608
675,875	Integrys Holding, Inc. (c) (e)	6.00%	08/01/73	17,640,337
82,087	Sempra Energy	5.75%	07/01/79	2,247,542
				30,255,677
	Oil, Gas & Consumable Fuels – 1.5%
12,418	DCP Midstream L.P., Series C (e)	7.95%	(a)	301,757
35,235	Energy Transfer L.P., Series C (e)	7.38%	(a)	846,697
1,879	Energy Transfer L.P., Series D (e)	7.63%	(a)	45,585
537,695	Energy Transfer L.P., Series E (e)	7.60%	(a)	13,055,235
194,804	NuStar Energy L.P., Series A (e)	8.50%	(a)	4,593,478
135,233	NuStar Logistics L.P., 3 Mo. LIBOR + 6.73% (c) (d)	6.92%	01/15/43	3,269,934
				22,112,686
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
April 30, 2021 (Unaudited)
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Real Estate Management & Development – 1.0%
242,025	Brookfield Property Partners L.P., Series A (c)	5.75%	(a)	$5,735,992
360,341	Brookfield Property Partners L.P., Series A2 (b) (c)	6.38%	(a)	9,102,214
				14,838,206
	Thrifts & Mortgage Finance – 0.5%
257,280	New York Community Bancorp, Inc., Series A (b) (e)	6.38%	(a)	7,144,666
	Trading Companies & Distributors – 0.7%
159,475	Air Lease Corp., Series A (b) (e)	6.15%	(a)	4,283,498
176,498	WESCO International, Inc., Series A (b) (e)	10.63%	(a)	5,602,047
				9,885,545
	Wireless Telecommunication Services – 0.6%
75,137	United States Cellular Corp. (c)	6.25%	09/01/69	1,991,130
258,451	United States Cellular Corp. (b)	5.50%	03/01/70	6,611,177
				8,602,307
	Total $25 Par Preferred Securities			431,188,717
	(Cost $409,510,776)
$100 PAR PREFERRED SECURITIES – 3.9%
	Banks – 3.6%
80,000	AgriBank FCB (e)	6.88%	(a)	8,740,000
179,000	CoBank ACB, Series F (b) (e)	6.25%	(a)	19,287,250
82,220	CoBank ACB, Series G (b)	6.13%	(a)	8,628,989
54,250	CoBank ACB, Series H (b) (e)	6.20%	(a)	5,859,000
102,000	Farm Credit Bank of Texas (b) (e) (f)	6.75%	(a)	11,220,000
				53,735,239
	Food Products – 0.3%
48,000	Dairy Farmers of America, Inc. (f)	7.88%	(a)	4,824,000
	Total $100 Par Preferred Securities			58,559,239
	(Cost $55,735,846)
$1,000 PAR PREFERRED SECURITIES – 3.7%
	Banks – 2.8%
4,294	Bank of America Corp., Series L	7.25%	(a)	6,080,218
3,557	CoBank ACB, 3 Mo. LIBOR + 1.18% (d) (g)	1.37%	(a)	2,383,190
23,451	Wells Fargo & Co., Series L	7.50%	(a)	33,624,513
				42,087,921
	Diversified Financial Services – 0.9%
12,000	Compeer Financial ACA (b) (e) (f)	6.75%	(a)	12,960,000
	Total $1,000 Par Preferred Securities			55,047,921
	(Cost $52,127,213)
$1,000,000 PAR PREFERRED SECURITIES – 1.1%
	Mortgage Real Estate Investment Trusts – 1.1%
12	FT Real Estate Securities Co., Inc. (g) (h) (i)	9.50%	(a)	16,270,572
	(Cost $15,990,000)

See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
April 30, 2021 (Unaudited)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES – 103.1%
	Banks – 46.4%
$12,935,000	Australia & New Zealand Banking Group Ltd. (b) (e) (f) (j)	6.75%	(a)	$15,151,218
13,000,000	Banco Bilbao Vizcaya Argentaria S.A., Series 9 (b) (e) (j)	6.50%	(a)	14,250,600
5,000,000	Banco Mercantil del Norte S.A. (e) (f) (j)	7.50%	(a)	5,550,550
8,000,000	Banco Mercantil del Norte S.A. (e) (f) (j)	7.63%	(a)	8,885,720
7,400,000	Banco Mercantil del Norte S.A. (e) (f) (j)	8.38%	(a)	8,803,780
12,600,000	Banco Santander S.A. (e) (j) (k)	7.50%	(a)	13,930,875
7,400,000	Bank of America Corp., Series X (b) (e)	6.25%	(a)	8,255,625
10,300,000	Bank of Nova Scotia (The) (b) (e)	4.90%	(a)	11,084,860
40,000	Barclays Bank PLC (f)	10.18%	06/12/21	40,411
11,200,000	Barclays PLC (e) (j)	6.13%	(a)	12,399,184
12,460,000	Barclays PLC (e) (j)	7.75%	(a)	13,737,150
19,348,000	Barclays PLC (b) (e) (j) (k)	7.88%	(a)	20,351,677
33,000,000	Barclays PLC (b) (e) (j)	8.00%	(a)	37,475,625
8,550,000	BBVA Bancomer S.A. (c) (e) (f) (j)	5.88%	09/13/34	9,362,250
4,300,000	BNP Paribas S.A. (e) (f) (j)	7.38%	(a)	5,020,702
18,000,000	Citigroup, Inc. (b) (e)	3.88%	(a)	18,135,000
5,041,000	Citigroup, Inc. (b) (e)	5.90%	(a)	5,330,857
3,022,000	Citigroup, Inc. (e)	5.95%	(a)	3,195,765
6,437,000	Citigroup, Inc., Series D (e)	5.35%	(a)	6,662,295
8,600,000	Citigroup, Inc., Series P (b) (e)	5.95%	(a)	9,389,480
1,379,000	Citigroup, Inc., Series R, 3 Mo. LIBOR + 4.48% (d)	4.67%	(a)	1,380,724
7,486,000	Citigroup, Inc., Series W (b) (e)	4.00%	(a)	7,600,536
7,200,000	Citizens Financial Group, Inc., Series F (b) (e)	5.65%	(a)	7,983,000
25,000,000	CoBank ACB, Series I (b) (e)	6.25%	(a)	28,117,500
5,000,000	Comerica, Inc. (b) (e)	5.63%	(a)	5,568,750
2,800,000	Commerzbank AG (e) (j) (k)	7.00%	(a)	3,024,101
20,000,000	Credit Agricole S.A. (b) (e) (f) (j)	6.88%	(a)	22,347,700
6,600,000	Credit Agricole S.A. (b) (e) (f) (j)	7.88%	(a)	7,474,500
29,240,000	Credit Agricole S.A. (b) (e) (f) (j)	8.13%	(a)	35,515,489
9,080,000	Danske Bank A.S. (e) (j) (k)	6.13%	(a)	9,832,759
6,740,000	Danske Bank A.S. (e) (j) (k)	7.00%	(a)	7,641,980
3,450,000	Farm Credit Bank of Texas, Series 3 (b) (e) (f)	6.20%	(a)	3,721,688
7,500,000	Farm Credit Bank of Texas, Series 4 (b) (c) (e) (f)	5.70%	(a)	8,165,625
689,000	Fifth Third Bancorp, Series H (e)	5.10%	(a)	712,254
9,400,000	Fifth Third Bancorp, Series L (b) (e)	4.50%	(a)	10,046,250
3,300,000	HSBC Holdings PLC (e) (j)	4.60%	(a)	3,345,375
18,000,000	HSBC Holdings PLC (b) (e) (j)	6.38%	(a)	19,952,550
1,600,000	Huntington Bancshares, Inc., Series G (b) (e)	4.45%	(a)	1,714,800
14,092,000	ING Groep N.V. (e) (j)	5.75%	(a)	15,546,647
13,920,000	ING Groep N.V. (e) (j)	6.50%	(a)	15,529,848
6,000,000	ING Groep N.V. (b) (e) (j) (k)	6.88%	(a)	6,273,912
16,200,000	Intesa Sanpaolo S.p.A. (b) (e) (f) (j)	7.70%	(a)	18,468,000
6,806,000	JPMorgan Chase & Co., Series Q (e)	5.15%	(a)	7,027,195
2,667,000	JPMorgan Chase & Co., Series V, 3 Mo. LIBOR + 3.32% (d)	3.52%	(a)	2,673,668
13,045,000	Lloyds Banking Group PLC (b) (e) (j)	6.75%	(a)	14,874,105
21,213,000	Lloyds Banking Group PLC (b) (e) (j)	7.50%	(a)	24,015,025
2,900,000	Natwest Group PLC (e) (j)	6.00%	(a)	3,215,230
1,200,000	Natwest Group PLC (b) (e) (j)	8.00%	(a)	1,416,024
24,400,000	Nordea Bank Abp (b) (e) (f) (j)	6.63%	(a)	28,251,174
6,000,000	Regions Financial Corp., Series D (b) (e)	5.75%	(a)	6,705,000
8,000,000	Skandinaviska Enskilda Banken AB (e) (j) (k)	5.13%	(a)	8,523,000
1,200,000	Skandinaviska Enskilda Banken AB (e) (j) (k)	5.63%	(a)	1,243,500
27,900,000	Societe Generale S.A. (b) (e) (f) (j)	5.38%	(a)	29,085,750
4,200,000	Societe Generale S.A. (e) (f) (j)	7.38%	(a)	4,284,336
21,710,000	Societe Generale S.A. (b) (e) (f) (j)	7.88%	(a)	24,353,192
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
April 30, 2021 (Unaudited)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Banks (Continued)
$1,300,000	Societe Generale S.A. (e) (f) (j)	8.00%	(a)	$1,534,566
9,400,000	Standard Chartered PLC (e) (f) (j)	6.00%	(a)	10,298,170
65,000	Standard Chartered PLC (e) (k)	7.01%	(a)	87,588
4,800,000	Swedbank AB, Series NC5 (e) (j) (k)	5.63%	(a)	5,190,000
2,779,000	Texas Capital Bancshares, Inc. (e)	4.00%	05/06/31	2,803,316
6,175,000	Truist Financial Corp., Series P (b) (e)	4.95%	(a)	6,807,937
21,201,000	UniCredit S.p.A. (b) (e) (j) (k)	8.00%	(a)	23,755,720
5,000,000	UniCredit S.p.A. (c) (e) (f)	5.46%	06/30/35	5,379,887
14,681,000	Wells Fargo & Co., Series BB (b) (e)	3.90%	(a)	15,019,030
				693,521,025
	Capital Markets – 11.6%
12,296,000	Apollo Management Holdings L.P. (b) (c) (e) (f)	4.95%	01/14/50	12,710,990
6,300,000	Bank of New York Mellon (The) Corp., Series G (b) (e)	4.70%	(a)	6,961,500
7,224,000	Charles Schwab (The) Corp., Series G (b) (e)	5.38%	(a)	8,050,426
21,590,000	Charles Schwab (The) Corp., Series I (b) (e)	4.00%	(a)	22,238,995
10,000,000	Credit Suisse Group AG (b) (e) (f) (j)	4.50%	(a)	9,575,000
11,200,000	Credit Suisse Group AG (e) (f) (j)	5.25%	(a)	11,662,000
16,800,000	Credit Suisse Group AG (b) (e) (f) (j)	6.38%	(a)	18,281,004
5,100,000	Credit Suisse Group AG (e) (f) (j)	7.25%	(a)	5,648,225
1,629,000	Credit Suisse Group AG (b) (e) (f) (j)	7.50%	(a)	1,795,973
28,250,000	Credit Suisse Group AG (b) (e) (f) (j)	7.50%	(a)	30,292,475
20,300,000	Goldman Sachs Group (The), Inc., Series Q (b) (e)	5.50%	(a)	22,228,500
300,000	Goldman Sachs Group (The), Inc., Series R (b) (e)	4.95%	(a)	323,265
4,680,000	Goldman Sachs Group (The), Inc., Series T (e)	3.80%	(a)	4,694,040
5,700,000	Morgan Stanley, Series H, 3 Mo. LIBOR + 3.61% (d)	3.79%	(a)	5,720,092
6,200,000	UBS Group AG (b) (e) (f) (j)	4.38%	(a)	6,192,312
4,800,000	UBS Group AG (e) (j) (k)	6.88%	(a)	5,468,885
1,165,000	UBS Group AG (e) (f) (j)	7.00%	(a)	1,285,944
				173,129,626
	Diversified Financial Services – 1.9%
9,350,000	Capital Farm Credit ACA, Series 1 (b) (e) (f)	5.00%	(a)	9,560,375
11,949,000	Voya Financial, Inc. (b) (e)	5.65%	05/15/53	12,836,153
4,781,000	Voya Financial, Inc., Series A (b) (e)	6.13%	(a)	5,282,862
				27,679,390
	Diversified Telecommunication Services – 1.6%
14,272,000	Koninklijke KPN N.V. (c) (e) (f)	7.00%	03/28/73	15,288,880
8,250,000	Koninklijke KPN N.V. (b) (c) (e) (k)	7.00%	03/28/73	8,837,812
				24,126,692
	Electric Utilities – 4.8%
45,176,000	Emera, Inc., Series 16-A (b) (c) (e)	6.75%	06/15/76	52,374,570
15,300,000	Enel S.p.A. (b) (e) (f)	8.75%	09/24/73	17,901,000
2,110,000	Southern California Edison Co., Series E (e)	6.25%	(a)	2,152,200
				72,427,770
	Energy Equipment & Services – 1.6%
22,600,000	Transcanada Trust (b) (c) (e)	5.50%	09/15/79	24,554,448
	Food Products – 4.8%
6,000,000	Dairy Farmers of America, Inc. (b) (g)	7.13%	(a)	6,030,000
17,788,000	Land O’Lakes Capital Trust I (b) (c) (g)	7.45%	03/15/28	20,811,960
10,000,000	Land O’Lakes, Inc. (b) (f)	7.25%	(a)	10,450,000

See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
April 30, 2021 (Unaudited)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Food Products (Continued)
$33,000,000	Land O’Lakes, Inc. (b) (f)	8.00%	(a)	$35,145,000
				72,436,960
	Gas Utilities – 0.4%
5,775,000	South Jersey Industries, Inc.	5.02%	04/15/31	6,034,210
	Independent Power & Renewable Electricity Producers – 0.3%
3,900,000	AES Gener S.A. (e) (f)	6.35%	10/07/79	4,162,022
	Insurance – 15.0%
7,400,000	Allianz SE (e) (f)	3.50%	(a)	7,612,750
13,968,000	Asahi Mutual Life Insurance Co. (b) (e) (k)	6.50%	(a)	15,049,688
2,039,000	Asahi Mutual Life Insurance Co. (e) (k)	7.25%	(a)	2,114,741
17,585,000	Assurant, Inc. (b) (c) (e)	7.00%	03/27/48	19,915,012
5,150,000	Assured Guaranty Municipal Holdings, Inc. (c) (e) (f)	6.40%	12/15/66	5,363,333
16,490,000	AXIS Specialty Finance LLC (c) (e)	4.90%	01/15/40	17,165,266
8,704,000	Enstar Finance LLC (b) (c) (e)	5.75%	09/01/40	9,193,600
15,300,000	Fortegra Financial Corp. (b) (c) (e) (g)	8.50%	10/15/57	17,405,102
6,200,000	Hartford Financial Services Group (The), Inc., 3 Mo. LIBOR + 2.13% (b) (d) (f)	2.32%	02/12/47	5,967,676
8,183,000	Kuvare US Holdings, Inc. (b) (e) (f)	7.00%	02/17/51	8,409,747
2,000,000	La Mondiale SAM (b) (e) (k)	5.88%	01/26/47	2,273,942
4,723,000	Lincoln National Corp., 3 Mo. LIBOR + 2.36% (d)	2.55%	05/17/66	4,073,588
18,700,000	Markel Corp. (b) (e)	6.00%	(a)	20,406,375
2,442,000	Nationwide Financial Services Capital Trust (c) (l)	7.90%	03/01/37	3,324,821
2,910,000	Nationwide Financial Services, Inc. (b) (c)	6.75%	05/15/37	3,572,025
1,700,000	Nippon Life Insurance Co. (e) (f)	2.75%	01/21/51	1,642,625
4,000,000	PartnerRe Finance B LLC (c) (e)	4.50%	10/01/50	4,118,435
2,000,000	Principal Financial Group, Inc., 3 Mo. LIBOR + 3.04% (d)	3.24%	05/15/55	1,985,000
12,900,000	QBE Insurance Group Ltd. (b) (e) (f)	5.88%	(a)	14,012,625
24,300,000	QBE Insurance Group Ltd. (b) (e) (f)	7.50%	11/24/43	27,216,000
22,465,000	QBE Insurance Group Ltd. (b) (e) (k)	6.75%	12/02/44	25,291,659
2,000,000	QBE Insurance Group Ltd. (e) (k)	5.88%	06/17/46	2,199,339
6,751,000	Reinsurance Group of America, Inc., 3 Mo. LIBOR + 2.67% (d)	2.85%	12/15/65	6,379,695
				224,693,044
	Multi-Utilities – 1.5%
1,900,000	CenterPoint Energy, Inc., Series A (b) (e)	6.13%	(a)	2,027,062
6,252,000	CMS Energy Corp. (b) (e)	3.75%	12/01/50	6,306,705
6,400,000	NiSource, Inc. (b) (e)	5.65%	(a)	6,696,000
6,000,000	Sempra Energy (b) (e)	4.88%	(a)	6,578,640
				21,608,407
	Oil, Gas & Consumable Fuels – 8.4%
6,115,000	BP Capital Markets PLC (b) (e)	4.88%	(a)	6,565,981
2,000,000	Buckeye Partners L.P. (e)	6.38%	01/22/78	1,648,590
8,461,000	DCP Midstream L.P., Series A (e)	7.38%	(a)	7,762,967
3,907,000	DCP Midstream Operating L.P. (e) (f)	5.85%	05/21/43	3,552,615
4,626,000	Enbridge, Inc. (b) (e)	5.50%	07/15/77	4,830,496
27,810,000	Enbridge, Inc. (b) (e)	6.25%	03/01/78	30,178,183
21,262,000	Enbridge, Inc., Series 16-A (b) (e)	6.00%	01/15/77	22,914,021
11,200,000	Enbridge, Inc., Series 20-A (b) (e)	5.75%	07/15/80	12,379,472
20,365,000	Energy Transfer L.P., 3 Mo. LIBOR + 3.02% (d)	3.22%	11/01/66	15,134,861
13,399,000	Enterprise Products Operating LLC, 3 Mo. LIBOR + 2.78% (b) (d)	2.97%	06/01/67	11,882,836
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
April 30, 2021 (Unaudited)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Oil, Gas & Consumable Fuels (Continued)
$8,287,000	Enterprise Products Operating LLC, Series D (e)	4.88%	08/16/77	$8,023,823
				124,873,845
	Trading Companies & Distributors – 3.2%
41,445,000	AerCap Holdings N.V. (b) (e)	5.88%	10/10/79	43,322,458
4,863,000	Air Lease Corp., Series B (c) (e)	4.65%	(a)	4,972,418
				48,294,876
	Transportation Infrastructure – 1.6%
18,772,000	AerCap Global Aviation Trust (b) (e) (f)	6.50%	06/15/45	20,015,645
3,844,000	BNSF Funding Trust I (c) (e)	6.61%	12/15/55	4,415,699
				24,431,344
	Total Capital Preferred Securities			1,541,973,659
	(Cost $1,438,280,300)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES – 1.3%
	Insurance – 1.3%
18,440,000	Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc. (f) (m)	7.63%	10/15/25	19,725,268
	(Cost $18,916,863)
CORPORATE BONDS AND NOTES – 0.5%
	Insurance – 0.5%
6,600,000	AmTrust Financial Services, Inc. (c)	6.13%	08/15/23	6,646,617
	(Cost $6,589,610)

	Total Investments – 142.4%	2,129,411,993
	(Cost $1,997,150,608) (n)
Shares	Description	Value
REVERSE REPURCHASE AGREEMENTS – (6.7)%
(100,000,000)	Scotia Bank, due 7/29/21, 1 month LIBOR plus 65 bps	(100,000,000)
	Outstanding Loans – (37.3)%	(558,000,000)
	Net Other Assets and Liabilities – 1.6%	23,901,163
	Net Assets – 100.0%	$1,495,313,156

See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
April 30, 2021 (Unaudited)

Interest Rate Swap Agreements:
Counterparty	Rate Receivable	Expiration Date	Notional Amount	Rate Payable	Unrealized Appreciation (Depreciation)/ Value
Bank of Nova Scotia (1)	0.110% (2)	01/23/25	$165,000,000	1.786% (3)	$(7,709,121)
N/A (4) (5)	0.070% (6)	10/21/22	8,047,603	0.012% (7)	4,383
N/A (4) (5)	0.070% (6)	10/21/25	1,561,437	0.020% (8)	1,885
			$174,609,040		$(7,702,853)
(1) Payment frequency is monthly
(2) 1 Month LIBOR
(3) Fixed Rate
(4) Centrally cleared on the Chicago Mercantile Exchange
(5) No cash payments are made by either party prior to the expiration dates shown above
(6) Federal Funds Rate
(7) SOFR + 0.00183%
(8) SOFR + 0.01036%

(a)	Perpetual maturity.
(b)	All or a portion of this security serves as collateral on the outstanding loan.
(c)	This security or a portion of this security is segregated as collateral for reverse repurchase agreements. All of these securities are corporate bonds with a remaining contractual maturity of 30-90 days. At April 30, 2021, securities noted as such are valued at $110,340,481.
(d)	Floating or variable rate security.
(e)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at April 30, 2021. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(f)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by Stonebridge Advisors LLC (the “Sub-Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2021, securities noted as such amounted to $584,168,192 or 39.1% of net assets.
(g)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2F - Restricted Securities in the Notes to Financial Statements).
(h)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At April 30, 2021, securities noted as such are valued at $16,270,572 or 1.1% of net assets.
(i)	This security’s value was determined using significant unobservable inputs. (see Note 2A- Portfolio Valuation in the Notes to Financial Statements).
(j)	This security is a contingent convertible capital security which may be subject to conversion into common stock of the issuer under certain circumstances. At April 30, 2021, securities noted as such amounted to $600,113,802 or 27.9% of managed assets. Of these securities, 5.4% originated in emerging markets, and 94.6% originated in foreign markets.
(k)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(l)	Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be illiquid by the Sub-Advisor.
(m)	These notes are Senior Payment-in-kind (“PIK”) Toggle Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue on the notes at a rate of 7.63% per annum (“Cash Interest Rate”) and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. For the six months ended April 30, 2021, this security paid all of its interest in cash.
(n)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of April 30, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $138,766,780 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $14,208,248. The net unrealized appreciation was $124,558,532. The unrealized amounts presented are inclusive of derivative contracts.

See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
April 30, 2021 (Unaudited)
LIBOR	London Interbank Offered Rate

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 4/30/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
$25 Par Preferred Securities:
Banks	$ 83,340,920	$ 78,776,956	$ 4,563,964	$ —
Capital Markets	17,196,015	15,974,714	1,221,301	—
Insurance	117,245,026	88,835,913	28,409,113	—
Multi-Utilities	30,255,677	12,615,340	17,640,337	—
Other industry categories*	183,151,079	183,151,079	—	—
$100 Par Preferred Securities*	58,559,239	—	58,559,239	—
$1,000 Par Preferred Securities:
Banks	42,087,921	39,704,731	2,383,190	—
Diversified Financial Services	12,960,000	—	12,960,000	—
$1,000,000 Par Preferred Securities*	16,270,572	—	—	16,270,572
Capital Preferred Securities*	1,541,973,659	—	1,541,973,659	—
Corporate Bonds and Notes*	6,646,617	—	6,646,617	—
Foreign Corporate Bonds and Notes*	19,725,268	—	19,725,268	—
Total Investments	$ 2,129,411,993	$ 419,058,733	$ 1,694,082,688	$ 16,270,572
LIABILITIES TABLE
	Total Value at 4/30/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Reverse Repurchase Agreements	$ (100,000,000)	$ —	$ (100,000,000)	$ —
Interest Rate Swap Agreements	(7,702,853)	—	(7,702,853)	—
Total	$ (107,702,853)	$—	$ (107,702,853)	$—

*	See Portfolio of Investments for industry breakout.
Level 3 Par Preferred Securities are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. These values are based on unobservable and non-quantitative inputs.

See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
April 30, 2021 (Unaudited)
The following table presents the activity of the Fund’s investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.
Beginning Balance at October 31, 2020
$1,000,000 Par Preferred Securities	$14,725,500
Net Realized Gain (Loss)	—
Net Change in Unrealized Appreciation/Depreciation	1,545,072
Purchases	—
Sales	—
Transfers In	—
Transfers Out	—
Ending Balance at April 30, 2021
$1,000,000 Par Preferred Securities	16,270,572
Total Level 3 holdings	$16,270,572
There was a net change of $1,545,072 in unrealized appreciation (depreciation) from Level 3 investments held as of April 30, 2021.
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Statement of Assets and Liabilities
April 30, 2021 (Unaudited)
ASSETS:
Investments, at value (Cost $1,997,150,608)	$ 2,129,411,993
Cash	12,367,006
Cash segregated as collateral for open swap contracts	11,446,842
Receivables:
Interest	18,804,007
Investment securities sold	3,399,263
Dividends	905,168
Interest reclaims	170,469
Dividend reclaims	81,761
Prepaid expenses	35,341
Total Assets	2,176,621,850
LIABILITIES:
Outstanding loans	558,000,000
Reverse repurchase agreements	100,000,000
Swap contracts, at value	7,702,853
Payables:
Investment securities purchased	13,313,154
Investment advisory fees	1,498,626
Interest and fees on loans	503,664
Administrative fees	207,398
Custodian fees	36,341
Shareholder reporting fees	19,806
Audit and tax fees	8,753
Legal fees	8,311
Transfer agent fees	3,394
Trustees’ fees and expenses	3,195
Financial reporting fees	344
Other liabilities	2,855
Total Liabilities	681,308,694
NET ASSETS	$1,495,313,156
NET ASSETS consist of:
Paid-in capital	$ 1,431,897,856
Par value	607,660
Accumulated distributable earnings (loss)	62,807,640
NET ASSETS	$1,495,313,156
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$24.61
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	60,765,997

See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Statement of Operations
For the Six Months Ended April 30, 2021 (Unaudited)
INVESTMENT INCOME:
Interest (net of foreign withholding tax of $1,129)	$ 44,924,001
Dividends (net of foreign withholding tax of $8,010)	16,047,604
Total investment income	60,971,605
EXPENSES:
Investment advisory fees	8,946,674
Interest and fees on loans	2,941,528
Administrative fees	340,783
Custodian fees	114,247
Legal fees	104,394
Shareholder reporting fees	87,376
Listing expense	29,780
Audit and tax fees	26,557
Transfer agent fees	11,053
Financial reporting fees	4,969
Trustees’ fees and expenses	3,002
Other	29,576
Total expenses	12,639,939
NET INVESTMENT INCOME (LOSS)	48,331,666
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	22,749,320
Swap contracts	(1,375,775)
Foreign currency transactions	(52)
Net realized gain (loss)	21,373,493
Net change in unrealized appreciation (depreciation) on:
Investments	92,237,488
Swap contracts	3,155,352
Net change in unrealized appreciation (depreciation)	95,392,840
NET REALIZED AND UNREALIZED GAIN (LOSS)	116,766,333
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 165,097,999
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Statements of Changes in Net Assets
	Six Months Ended 4/30/2021 (Unaudited)	Year Ended 10/31/2020
OPERATIONS:
Net investment income (loss)	$ 48,331,666	$ 94,952,589
Net realized gain (loss)	21,373,493	(69,256,229)
Net change in unrealized appreciation (depreciation)	95,392,840	(34,805,007)
Net increase (decrease) in net assets resulting from operations	165,097,999	(9,108,647)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(46,485,988)	(88,390,065)
Return of capital	—	(8,227,870)
Total distributions to shareholders	(46,485,988)	(96,617,935)
Total increase (decrease) in net assets	118,612,011	(105,726,582)
NET ASSETS:
Beginning of period	1,376,701,145	1,482,427,727
End of period	$ 1,495,313,156	$ 1,376,701,145
COMMON SHARES:
Common Shares at end of period	60,765,997	60,765,997

See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Statement of Cash Flows
For the Six Months Ended April 30, 2021 (Unaudited)
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$165,097,999
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(444,910,908)
Sales, maturities and paydown of investments	391,141,029
Net amortization/accretion of premiums/discounts on investments	40,844
Net realized gain/loss on investments	(22,749,320)
Net change in unrealized appreciation/depreciation on investments	(92,237,488)
Net change in unrealized appreciation/depreciation on swap contracts	(3,155,352)
Changes in assets and liabilities:
Increase in interest receivable	(632,889)
Increase in interest reclaims receivable	(46,736)
Increase in dividends receivable	(25,221)
Increase in prepaid expenses	(18,874)
Decrease in interest and fees payable on loans	(22,985)
Increase in investment advisory fees payable	78,354
Decrease in audit and tax fees payable	(24,124)
Decrease in legal fees payable	(23,510)
Decrease in shareholder reporting fees payable	(35,627)
Increase in administrative fees payable	50,749
Increase in custodian fees payable	463
Decrease in transfer agent fees payable	(993)
Decrease in trustees’ fees and expenses payable	(5,194)
Increase in financial reporting fees payable	344
Decrease in other liabilities payable	(1,750)
Cash used in operating activities		$(7,481,189)
Cash flows from financing activities:
Distributions to Common Shareholders from investment operations	(46,485,988)
Repayment of borrowings	(29,000,000)
Proceeds from borrowings	71,000,000
Cash used in financing activities		(4,485,988)
Decrease in cash and cash segregated as collateral for open swap contracts		(11,967,177)
Cash and cash segregated as collateral for open swap contracts at beginning of period		35,781,025
Cash and cash segregated as collateral for open swap contracts at end of period		$23,813,848
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$2,964,513
Cash and cash segregated as collateral for open swap contracts reconciliation:
Cash	$12,367,006
Cash segregated as collateral for open swap contracts	11,446,842
Cash and cash segregated as collateral for open swap contracts at end of period		$23,813,848
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Financial Highlights
For a Common Share outstanding throughout each period
	Six Months Ended 4/30/2021 (Unaudited)	Year Ended October 31,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 22.66	$ 24.40	$ 22.84	$ 25.26	$ 24.03	$ 23.69
Income from investment operations:
Net investment income (loss)	0.80	1.56	1.65	1.73	1.86	1.94
Net realized and unrealized gain (loss)	1.92	(1.71)	1.61	(2.38)	1.26	0.35
Total from investment operations	2.72	(0.15)	3.26	(0.65)	3.12	2.29
Distributions paid to shareholders from:
Net investment income	(0.77)	(1.45)	(1.64)	(1.70)	(1.89)	(1.95)
Return of capital	—	(0.14)	(0.06)	(0.07)	—	—
Total distributions paid to Common Shareholders	(0.77)	(1.59)	(1.70)	(1.77)	(1.89)	(1.95)
Net asset value, end of period	$24.61	$22.66	$24.40	$22.84	$25.26	$24.03
Market value, end of period	$24.73	$21.56	$24.07	$20.47	$24.80	$22.66
Total return based on net asset value (a)	12.21%	(0.05)%	15.44%	(2.23)%	13.85%	10.68%
Total return based on market value (a)	18.51%	(3.60)%	27.06%	(10.78)%	18.53%	12.65%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 1,495,313	$ 1,376,701	$ 1,482,428	$ 1,387,961	$ 1,535,234	$ 1,459,929
Ratio of total expenses to average net assets	1.74% (b)	1.98%	2.70%	2.49%	2.09%	1.88%
Ratio of total expenses to average net assets excluding interest expense	1.33% (b)	1.31%	1.33%	1.33%	1.31%	1.34%
Ratio of net investment income (loss) to average net assets	6.64% (b)	6.93%	7.14%	7.21%	7.67%	8.34%
Portfolio turnover rate	19%	45%	40%	29%	31%	50%
Indebtedness:
Total loans outstanding (in 000’s)	$ 658,000	$ 616,000	$ 646,000	$ 620,000	$ 680,000	$ 645,000
Asset coverage per $1,000 of indebtedness (c)	$ 3,273	$ 3,235	$ 3,295	$ 3,239	$ 3,258	$ 3,263

(a)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(b)	Annualized.
(c)	Calculated by subtracting the Fund’s total liabilities (not including the loans outstanding) from the Fund’s total assets, and dividing by the outstanding loans balance in 000’s.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Intermediate Duration Preferred & Income Fund (FPF)
April 30, 2021 (Unaudited)
1. Organization
First Trust Intermediate Duration Preferred & Income Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on February 4, 2013, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FPF” on the New York Stock Exchange (“NYSE”).
The Fund’s primary investment objective is to seek a high level of current income. The Fund has a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its managed assets in preferred securities and other income producing securities issued by U.S. and non-U.S. companies, including traditional preferred securities, hybrid preferred securities that have investment and economic characteristics of both preferred securities and debt securities, floating rate and fixed-to-floating rate preferred securities, debt securities, convertible securities and contingent convertible securities. There can be no assurance that the Fund will achieve its investment objectives. The Fund seeks to maintain, under normal market conditions, a duration of between three and eight years. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Preferred stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Corporate bonds, notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
April 30, 2021 (Unaudited)
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Swaps are fair valued utilizing quotations provided by a third-party pricing service or, if the third-party pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
April 30, 2021 (Unaudited)
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of April 30, 2021, is included with the Fund’s Portfolio of Investments.
B. Swap Agreements
The Fund may enter into interest rate swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties (“Counterparties”) on specified dates (settlement dates) where the cash flows are based on agreed upon prices, rates, etc. Payment received or made by the Fund for interest rate swaps are recorded on the Statement of Operations as “Net realized gain (loss) on swap contracts.” When an interest rate swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts, if any, is the premium received or paid. Swap agreements are individually negotiated and involve the risk of the potential inability of the Counterparties to meet the terms of the agreement. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by a Counterparty, the Fund will seek withdrawal of the collateral and may incur certain costs exercising its rights with respect to the collateral. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
Swap agreements may increase or decrease the overall volatility of the investments of the Fund. The performance of swap agreements may be affected by changes in the specific interest rate, security, currency, or other factors that determine the amounts of payments due to and from the Fund. The Fund’s maximum interest rate risk to meet its future payments under swap agreements outstanding at April 30, 2021, is equal to the total notional amount as shown on the Portfolio of Investments. The notional amount represents the U.S. dollar value of the contract as of the day of the opening transaction or contract reset. When the Fund enters into a swap agreement, any premium paid is included in “Swap contracts, at value” on the Statement of Assets and Liabilities.
The Fund held interest rate swap agreements at April 30, 2021. An interest rate swap agreement involves the Fund’s agreement to exchange a stream of interest payments for another party’s stream of cash flows. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.
C. Reverse Repurchase Agreements
Reverse repurchase agreements were utilized as leverage for the Fund. A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as financing under which Fund assets are pledged as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the loan will be repaid and the collateral will correspondingly be received back by the Fund. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund.
Information for the year ended April 30, 2021:
Maximum amount outstanding during the period . . . . . . . . . . . . . . . . . . . . $100,000,000
Average amount outstanding during the period* . . . . . . . . . . . . . . . . . . . . . $100,000,000
* The average amount outstanding during the period was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the six months ended April 30, 2021. There is $100,000,000 outstanding at April 30, 2021, which approximates fair value.
During the six months ended April 30, 2021, the interest rates ranged from 0.75% to 0.81% with a weighted average interest rate of 0.78%, on borrowings by the Fund under reverse repurchase agreements, which had interest expense that aggregated $390,012. The rate as of April 30, 2021 was 0.76%.
D. Restricted Cash
Restricted cash includes cash on deposit with other banks or brokers that is legally restricted as to the withdrawal and primarily serves as collateral for open swap contracts. The Fund presents restricted cash activity within “Increase in cash and cash segregated as collateral for open swap contracts” and as part of “Cash and cash segregated as collateral for open swap contracts at beginning of

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
April 30, 2021 (Unaudited)
period” and “Cash and cash segregated as collateral for open swap contracts at end of period” in the Statement of Cash Flows, along with a reconciliation of those balances in the Statement of Assets and Liabilities. At April 30, 2021, the Fund had $11,446,842 in restricted cash associated with interest rate swap agreements as presented on the Statement of Assets and Liabilities as “Cash segregated as collateral for open swap contracts.”
E. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Amortization of premiums and the accretion of discounts are recorded using the effective interest method.
The United Kingdom’s Financial Conduct Authority, which regulates the London Interbank Offered Rates (“LIBOR”), announced on March 5, 2021 that all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates will cease to be provided or no longer be representative immediately after December 31, 2021 and the remaining USD LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. The International Swaps and Derivatives Association, Inc. (“ISDA”) confirmed that the March 5, 2021 announcement constituted an index cessation event under the Interbank Offered Rates (“IBOR”) Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
The Fund may hold real estate investments trusts (“REITs”). Distributions from such investments may be comprised of return of capital, capital gains and income. The actual character of amounts received during the year is not known until after the REIT’s fiscal year end. The Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
F. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of April 30, 2021, the Fund held restricted securities as shown in the following table that Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Value/Shares	Current Price	Carrying Cost	Value	% of Net Assets
CoBank ACB, 1.37%	3/29/18	3,557	$670.00	$2,409,868	$2,383,190	0.16%
Dairy Farmers of America, Inc., 7.13%	9/15/16	$6,000,000	100.50	6,000,000	6,030,000	0.40
Fortegra Financial Corp., 8.50%, 10/15/57	10/12/17 - 3/12/18	$15,300,000	113.76	15,344,100	17,405,102	1.16
FT Real Estate Securities Co., Inc., 9.50%	6/15/16	12	1,355,881.00	15,990,000	16,270,572	1.09

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
April 30, 2021 (Unaudited)
Security	Acquisition Date	Principal Value/Shares	Current Price	Carrying Cost	Value	% of Net Assets
Land O’Lakes Capital Trust I, 7.45%, 03/15/28	6/6/14 - 2/25/19	$17,788,000	117.00	18,425,434	20,811,960	1.39
				$58,169,402	$62,900,824	4.20
G. Offsetting on the Statement of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on the Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
This disclosure, if applicable, is included within each Fund’s Portfolio of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
At April 30, 2021, reverse repurchase agreement assets and liabilities (by type) on a gross basis are as follows:
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Segregated as Collateral	Net Amount
Reverse Repurchase Agreements	$ (100,000,000)	$ —	$ (100,000,000)	$ 100,000,000	$ —	$ —
H. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
The tax character of distributions paid by the Fund during the fiscal year ended October 31, 2020, was as follows:
Distributions paid from:
Ordinary income	$88,390,065
Capital gains	—
Return of capital	8,227,870

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
April 30, 2021 (Unaudited)
As of October 31, 2020, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(89,396,590)
Net unrealized appreciation (depreciation)	33,592,219
Total accumulated earnings (losses)	(55,804,371)
Other	—
Paid-in capital	1,432,505,516
Total net assets	$1,376,701,145
I. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2020, for federal income tax purposes, the Fund had $89,396,590 of capital loss carryforwards available to the extent provided by regulations to offset future capital gains.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2017, 2018, 2019, and 2020 remain open to federal and state audit. As of April 30, 2021, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
J. Expenses
The Fund will pay all expenses directly related to its operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.85% of the Fund’s Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
Stonebridge, a majority-owned affiliate of First Trust, serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.425% of the Fund’s Managed Assets that is paid by First Trust out of its investment advisory fee.
First Trust Capital Partners, LLC, an affiliate of First Trust, owns a 51% ownership interest in Stonebridge.
Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BBH is responsible for custody of the Fund’s assets.

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
April 30, 2021 (Unaudited)
Computershare, Inc. (“Computershare”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
For the six months ended April 30, 2021, the cost of purchases and proceeds from sales of investments, excluding short term investments were $443,516,518 and $394,425,398, respectively.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at April 30, 2021, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Interest Rate Swap Agreements	Interest Rate Risk	—	$ —	Swap contracts, at value	$ 7,702,853
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2021, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on swap contracts	$(1,375,775)
Net change in unrealized appreciation (depreciation) on swap contracts	3,155,352
The average notional value of interest rate swaps was $165,315,050 for the six months ended April 30, 2021.
The Fund does not have the right to offset financial assets and liabilities related to swap contracts on the Statement of Assets and Liabilities.
6. Borrowings
The Fund entered into a credit agreement with The Bank of Nova Scotia that has a maximum commitment amount of $725,000,000. The borrowing rate under the facility is equal to the 1-month LIBOR plus 75 basis points. In addition, under the facility, the Fund pays a commitment fee of 0.15% on the undrawn amount of such facility on any date that the loan balance is less than 50% of the total commitment amount. The average amount outstanding between November 1, 2020 and April 30, 2021, was $555,812,155 with a weighted average interest rate of 0.88%. As of April 30, 2021, the Fund had outstanding borrowings of $558,000,000, which approximates fair value, under this committed facility agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. The high and low annual interest rates for the six months ended April 30, 2021, were 0.91% and 0.85%, respectively. The interest rate at April 30, 2021, was 0.86%.
7. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
April 30, 2021 (Unaudited)
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:
For the next reporting period, the Fund will use a new blended index that consists of a 30/30/30/10 blend of the ICE BofA Core Plus Fixed Rate Preferred Securities Index, the ICE BofA US Investment Grade Institutional Capital Securities Index, the ICE USD Contingent Capital Index and the ICE BofA US High Yield Institutional Capital Securities Index. The new blended index is intended to reflect the proportional market cap of each segment of the preferred and hybrid securities market.

Additional Information
First Trust Intermediate Duration Preferred & Income Fund (FPF)
April 30, 2021 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company, N.A. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 505000, Louisville, KY 40233-5000.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
April 30, 2021 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 26, 2021. At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of First Trust Intermediate Duration Preferred & Income Fund as the Class II Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2024. The number of votes cast in favor of Mr. Erickson was 29,661,771 and the number of votes withheld was 21,891,381. The number of votes cast in favor of Mr. Kadlec was 29,754,028 and the number of votes withheld was 21,799,124. James A. Bowen, Niel B. Nielson, and Robert F. Keith are the other current and continuing Trustees.
Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Contingent Capital Securities Risk. CoCos provide for mandatory conversion into common stock of the issuer under certain circumstances, which may limit the potential for income and capital appreciation and, under certain circumstances, may result in complete loss of the value of the investment. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date. CoCos may be considered to be high-yield securities (a.k.a. “junk” bonds) and, to the extent a CoCo held by the Fund undergoes a write down of principal, the Fund may lose some or all of its original investment in the CoCo. Subordinate securities such as CoCos are more likely to experience credit loss than non-subordinate securities of the same issuer - even if the CoCos do not convert to equity securities. Any losses incurred by subordinate securities, such as CoCos, are likely to be proportionately greater than non-subordinate securities and any recovery of principal and interest of subordinate securities may take more time. As a result, any perceived decline in creditworthiness of a CoCo issuer is likely to have a greater impact on the CoCo, as a subordinate security.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay dividends or interest or repay principal when due. Below-investment grade instruments are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In

Additional Information (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
April 30, 2021 (Unaudited)
addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or Sub-Advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Illiquid and Restricted Securities Risk. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.
Interest Rate and Duration Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. For fixed rate securities, when market interest rates rise, the market value of such securities generally will fall. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Fixed rate securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The duration of a security will be expected to change over time with changes in market factors and time to maturity. Although the Fund seeks to maintain a duration, under normal market circumstances, excluding the effects of leverage, of between three and eight years, if the effect of the Fund’s use of leverage was included in calculating duration, it could result in a longer duration for the Fund.
The interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates. As short-term interest rates decline, interest payable on floating rate securities typically decreases. Alternatively, during periods of rising interest rates, interest payable on floating rate securities typically increases. Changes in interest rates on floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in interest rates. The value of floating rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Many financial instruments use or may use a floating rate based upon the London Interbank Offered Rate (LIBOR), which is being phased out by the end of 2021. At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
Many financial instruments use or may use a floating rate based upon the LIBOR. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, intends to cease making LIBOR available as a reference rate over a phase-out period that is currently expected to begin after the end of 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects on the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.
Interest Rate Swaps Risk. If short-term interest rates are lower than the Fund’s fixed rate of payment on an interest rate swap, the swap will reduce common share net earnings. In addition, a default by the counterparty to a swap transaction could also negatively impact the performance of the common shares.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.

Additional Information (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
April 30, 2021 (Unaudited)
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Market Risk. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.
Non-U.S. Securities Risk. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets.
Potential Conflicts on Interest Risk. First Trust, Stonebridge and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and Stonebridge currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to Stonebridge) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and Stonebridge have a financial incentive to leverage the Fund.
Preferred/Hybrid Preferred and Debt Securities Risk. An investment in preferred/hybrid preferred and debt securities is subject to certain risks, including:
•	Issuer Risk. The value of these securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services.
•	Interest Rate Risk. Interest rate risk is the risk that fixed rate securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of fixed rate securities generally will fall. Market value generally falls further for fixed rate securities with longer duration. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase.
•	Floating Rate and Fixed-to-Floating Rate Risk. The market value of floating rate and fixed-to-floating rate securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the interest rate reset. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate and fixed-to-floating rate securities may decline due to lower coupon payments on floating rate securities.
•	Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders.
•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the Fund portfolio’s current earnings rate.
•	Subordination Risk. Preferred securities are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Additional Information (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
April 30, 2021 (Unaudited)
In addition, preferred and hybrid preferred securities are subject to certain other risks, including deferral and omission risk, limited voting rights risk and special redemption rights risk.
Reverse Repurchase Agreements Risk. The Fund’s use of reverse repurchase agreements may involve leverage risk. There is also the risk that the market value of the securities acquired with the proceeds of the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.
Risks of Concentration in the Financials Sector. Because the Fund invests 25% or more of its managed assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. The Fund may emphasize its investments in certain industries such as the banking and insurance industries and therefore may make the Fund more economically vulnerable in the event of a downturn in those industries. Additionally, banking and insurance institutions are subject to substantial regulations (and could be subject to further regulations in the future) that could adversely affect their ability to operate.
Trust Preferred Securities Risk. The risks associated with trust preferred securities typically include the financial condition of the financial institution that creates the trust, as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution and issuing the trust preferred securities and common stock backed by the subordinated debt. If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make payments to holders of the trust preferred securities such as the Fund. The issuer of trust preferred securities is generally able to defer or skip payments for up to five years without being in default and certain enhanced trust preferred securities may have longer interest payment deferral periods.
Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for certain preferred securities and debt securities trading. Preferred securities and debt securities generally trade on an “over-the- counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of certain preferred securities and debt securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Stonebridge Advisors LLC
10 Westport Road, Suite C101
Wilton, CT 06897
ADMINISTRATOR,
FUND ACCOUNTANT &
CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
TRANSFER AGENT
Computershare, Inc.
P.O. Box 505000
Louisville, KY 40233-5000
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

(b)       Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)       Not applicable.

(b)       Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)       Not applicable.

(b)       Not applicable.

Item 13. Exhibits.

(a)(1) Not Applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)       Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Intermediate Duration Preferred & Income Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	July 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	July 1, 2021
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	July 1, 2021

* Print the name and title of each signing officer under his or her signature.